Exhibit 31.1

CERTIFICATION ACCOMPANYING PERIODIC REPORT

PURSUANT TO SECTION 302

OF THE SARBANES-OXLEY ACT OF 2002

I, Jeffrey Stroburg, Chairman of the Board and Chief Executive Officer, certify that:

1.	I have reviewed this Annual Report on Form 10-K/A of Renewable Energy Group, Inc.; and

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ Jeffrey Stroburg
Dated: May 2, 2011	Jeffrey Stroburg Chief Executive Officer